UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2017

PETRO RIVER OIL CORP.
(Exact name of Registrant as specified in its Charter)

Delaware	000-49760	9800611188
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

205 East 42nd Street, Fourteenth Floor New York, New York 10017
(Address of principal executive offices)

(469) 828-3900
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01
Entry into a Material Definitive Agreement.

See Item 2.03 below.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2017, Petro River Oil Corp. (the “Company”) entered into a Securities Purchase Agreement (“Purchase Agreement”) with Petro Exploration Funding, LLC (“Funding Corp.”), pursuant to which the Company issued to Funding Corp. a senior secured promissory note to finance the Company’s working capital requirements (the “Note Financing”), in the principal amount of $2.0 million (“Secured Note”). As additional consideration for the Note Financing, the Company issued to Funding Corp. (i) a warrant to purchase 840,336 shares of the Company’s common stock, $0.00001 par value (“Common Stock”) (“Warrant”), and (ii) an overriding royalty interest equal to 2% in all production from the Company’s interest in the concessions located in Osage County, Oklahoma, currently held by Spyglass Energy Group, LLC, an indirect subsidiary of the Company (“Spyglass”), pursuant to an Assignment of Overriding Royalty Interests (the “Assignment”).

The Secured Note accrues interest at a rate of 10% per annum, and matures on June 30, 2020. To secure the repayment of all amounts due under the terms of the Secured Note, the Company entered into a Security Agreement, pursuant to which the Company granted to Funding Corp. a security interest in all assets of the Company. The first interest payment will be due on June 1, 2018 and each six month anniversary thereof until the outstanding principal balance of the Secured Note is paid in full.

The Warrant is exercisable immediately upon issuance, for an exercise price per share equal to $2.38 per share, and shall terminate, if not previously exercised, three years from the date of issuance.

Scot Cohen, a member of the Company’s Board of Directors and a substantial stockholder of the Company, owns or controls 31.25% of Funding Corp.

Item 3.02
Unregistered Sale of Equity Securities.

See Item 2.03 above.

Disclaimer

The foregoing descriptions of the Purchase Agreement, Warrant, Security Agreement, Assignment and Promissory Note do not purport to be complete, and are qualified in their entirety by reference to the full text of the form of Purchase Agreement, form of Warrant, form of Security Agreement and form of Promissory Note attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, each of which are incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits.

See Exhibit Index.
EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
10.3	Form of Security Agreement
10.4	Form of Assignment of Overriding Royalty Interests
10.5	Form of Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETRO RIVER OIL CORP.

Date: June 16, 2017	By:	/s/ Scot Cohen
Scot Cohen
Executive Chairman